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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 16, 2002

                                  NORTEK, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-6112                 05-0314991
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

         50 Kennedy Plaza
         Providence, Rhode Island                                02903-2360
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (401) 751-1600


                                 Not Applicable
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          (Former name or former address, if changed since last report)



Item 5. OTHER EVENTS.

     On September 16, 2002, Nortek, Inc., a Delaware corporation (the "Company"), Nortek Holdings, Inc., a wholly-owned subsidiary of the Company, and K Holdings, Inc., an affiliate of Kelso & Company, L.P., entered into Amendment No. 1 to the Agreement and Plan of Recapitalization previously entered into by the above-referenced parties on June 20, 2002 (the "Recapitalization Agreement"). The amendment relates principally to the ownership structure and the nomination and election of the board of directors of the Company following the recapitalization.

     The Recapitalization Agreement was filed by the Company with the Securities and Exchange Commission (the "Commission") as Exhibit 2 to the Current Report on Form 8-K dated June 20, 2002, as filed with the Commission on June 24, 2002, and is incorporated herein by reference. Amendment No. 1 to the Recapitalization Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.


Item 7. EXHIBITS

Amendment No. 1 to Agreement and Plan of Recapitalization, dated as of September 16, 2002, by and between the Company, Nortek Holdings, Inc. and K Holdings, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 16, 2002                   NORTEK, INC.


                                        By:  /s/ KEVIN W. DONNELLY
                                             -----------------------------------
                                             Kevin W. Donnelly
                                             Vice President and Secretary